COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 2
dated October 5, 2007
to the May 1, 2007 Prospectus

The CREF Board of Trustees has approved the elimination of the early cutoff on electronic transfers into or out of the CREF Global Equities Account. Accordingly, effective October 15, 2007, the third paragraph of the existing disclosure under the heading entitled “Market Timing/Excessive Trading Policy” on page 49 of the Prospectus should be replaced in its entirety with the following language:

     “The Global Equities Account has eliminated the early cutoff on electronic transfers (i.e., transfers over the Internet, by telephone or by fax) into or out of this Account. As a result, electronic transfer requests made in good order for this Account between 2:30 p.m. and 4:00 p.m. ET on a business day will be deemed effective on that same business day.”

CHANGES TO MARKET TIMING/EXCESSIVE TRADING POLICY

Effective October 16, 2007, CREF will be implementing a new market timing/excessive trading policy. Transactions that occur prior to this effective date will not be subject to the new policy. Accordingly, at that time, the section entitled “Market Timing/Excessive Trading Policy” on pages 49-50 of the Prospectus should be replaced in its entirety with the following language:

“Market Timing/Excessive Trading Policy

     There are participants who may try to profit from making transactions back and forth among the CREF Accounts, the TIAA Real Estate Account and the mutual funds or other investment options available under the terms of your plan in an effort to “time” the market. As money is shifted in and out of the Accounts, the Accounts may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Accounts are not appropriate for such market timing and you should not invest in the Accounts if you want to engage in market timing activity.

     The CREF Board of Trustees has adopted new policies and procedures, which will become effective October 16, 2007, to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a participant redeems or exchanges any monies out of an Account, subsequently purchases or exchanges any monies back into that same Account and then redeems or exchanges any monies out of that same Account, the participant will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same Account through a purchase or exchange for 90 calendar days. Transactions occurring prior to October 16, 2007 will not be subject to these new policies and procedures.

     The Accounts’ market timing policies and procedures will not be applied to the Money Market Account or to certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Accounts’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Accounts’ management. The Accounts’ management may also waive the market timing policies and procedures when it is believed that such waiver is in an Account’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Account from the effects of short-term trading.

     The Accounts also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to an Account’s efficient portfolio management. The Accounts also may suspend or terminate your ability to transact by telephone, fax or over the Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the participant. Because the Accounts have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

     The Accounts’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Accounts’ price, thereby minimizing any potential stale price arbitrage.

     The Accounts seek to apply their specifically defined market timing policies and procedures uniformly to all Account participants, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). The Accounts make reasonable efforts to apply these policies and procedures to participants who own units through omnibus accounts. The Accounts have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether an Account’s policies are being followed and/or to instruct intermediaries to take action against participants who have violated an Account’s market timing policies.

     The Accounts are not appropriate for market timing. You should not invest in the Accounts if you want to engage in market timing activity.

     Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Accounts’ efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify such participants or curtail their trading practices.

     If you invest in an Account through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.”

A11498
10/07

COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 3

dated October 5, 2007
to the May 1, 2007 Statement of Additional Information (SAI)

CHANGES TO THE BOARD OF TRUSTEES

Effective, September 18, 2007, Mr. Michael A. Forrester was appointed to the Board of Trustees (the “Board”) of CREF.
The following information should be added to the list of trustees in CREF’s SAI:

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address and	Held with	Time	Principal Occupation(s)	Overseen
Date of Birth	CREF	Served	During Past 5 Years	by Trustee	Other Directorships Held by Trustee
Michael A. Forrester	Trustee	One-Year	Chief Operating Officer,	55	None
c/o Office of the		Term.	Copper Rock Capital
Corporate Secretary		Trustee	Partners (since September
730 Third Avenue		since	2007). Formerly, Chief
New York, NY		September	Operating Officer, DDJ Capital
10017-3206		2007 .	Management (2003-2006);
Date of Birth (“DOB”):			and Executive Vice President
11/05/67			(2000-2002), Senior Vice
President (1995-2000) and
Vice President (1992-1995),
Fidelity Investments.

Mr. Forrester will serve as a member of the following Board committees: the Corporate Governance and Social Responsibility Committee and the Audit and Compliance Committee.

The following should be added to the table disclosing the trustees’ equity ownership in CREF Accounts and the TIAA-CREF family of investment companies:

Dollar Range of
Equity Securities
	in CREF Accounts	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies
Name of Trustee	(as of July 31, 2007)	Overseen by Trustee in Family of Investment Companies (as of July 31, 2007)

Michael A. Forrester‡	None	None

‡ Mr. Forrester was appointed as a trustee of CREF’s Board effective September 18, 2007.

CHANGES TO CREF’S OFFICERS

E. Laverne Jones should be removed from the list of CREF officers in the SAI. Effective September 1, 2007, Marjorie Pierre-Merritt was appointed as Vice President and Acting Corporate Secretary of CREF by the Board. Effective September 18, 2007, Mary (Maliz) Beams was appointed as Executive Vice President of CREF by the Board. The following information regarding Ms. Beams and Ms. Pierre-Merritt should be added to the list of officers in CREF’s SAI:

Term of Office
Name, Address and	Position(s)	and Length
Date of Birth	Held with CREF	of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) Beams	Executive	One-year term.	Executive Vice President of Individual Client Services of TIAA (since July 2007)
TIAA-CREF	Vice President	Executive	and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and
730 Third Avenue		Vice President	TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”)
New York, NY 10017-3206		since	(since September 2007); President and Chief Executive Officer, TIAA-CREF
DOB: 3/29/56		September 2007.	Individual & Institutional Services, LLC (since July 2007); and Senior Manag-
ing Director and Head of Wealth Management Group, TIAA (since 2004). Part-
ner and Managing Director, President of Global Business Development for the
Mutual Fund Group and Head of International Mutual Fund and Offshore Busi-
nesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail
Business and Chief Executive Officer of Scudder Brokerage (1997-2003).
Marjorie Pierre-Merritt	Vice President	One-year term.	Vice President and Acting Corporate Secretary of TIAA and the TIAA-CREF
TIAA-CREF	and Acting	Vice President	Fund Complex (since September 2007); Assistant Corporate Secretary of
730 Third Avenue	Corporate	and Acting	TIAA (2006-2007); Assistant Corporate Secretary of The Dun & Bradstreet
New York, NY 10017-3206	Secretary	Corporate	Corporation (2003-2006); and Counsel, The New York Times Company
DOB: 5/28/66		Secretary since	(2001-2003).
September 2007.

CHANGE IN CREF’S LEGAL COUNSEL

CREF’s legal counsel is now Dechert LLP. Consequently, the final sentence under the section entitled “Legal Matters” on page B-35 of the SAI should be deleted and replaced in its entirety with the following sentence:

“Dechert LLP serves as legal counsel to CREF and has provided advice to CREF related to certain matters under the federal securities laws.”

A11500
10/07